UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Emisphere Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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EMISPHERE TECHNOLOGIES, INC.

240 Cedar Knolls Road
Suite 200
Cedar Knolls, NJ 07927
_______________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON May 8, 2008
_______________

Cedar Knolls, NJ
March 25, 2008

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Emisphere Technologies, Inc., a Delaware corporation (the “Company” or “Emisphere”), to be held on Thursday, May 8, 2008 at 10 a.m. at the Westin Governor Morris located at 2 Whippany Road, Morristown, New Jersey for the following purposes:

1.	To consider the election of three members of the Board of Directors for a term expiring at the third succeeding annual meeting of stockholders after their election;

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

      In addition, at the Annual Meeting, the Company’s management will discuss the Company’s 2007 performance and its current activities.

      Only those stockholders of record at the close of business on Friday, March 7, 2008 will be entitled to receive notice of, and vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder during the ten (10) days prior to the Annual Meeting at our principal offices located at 240 Cedar Knolls Road, Suite 200, Cedar Knolls, NJ 07927.

      The Board of Directors appreciates and encourages stockholder participation in our Annual Meeting and looks forward to your attendance. It is important that your shares be represented, whether or not you choose to attend the meeting. Registered stockholders can vote their shares (a) via the Internet or (b) by using a toll-free telephone number or (c) by promptly completing, signing, dating and mailing a proxy card using the enclosed envelope; or (d) by voting your shares at the meeting in person. Instructions for using these convenient services appear on the notice mailed to shareholders of records, as well as on the Internet and on the proxy card. Proxy votes are tabulated by an independent agent appointed by the Company, and reported at the Annual Meeting. You may revoke your proxy at any time prior to its exercise. Your prompt attention to the proxy will be of assistance in preparing for the Annual Meeting. Your cooperation related to this matter is appreciated.

By order of the Board of Directors,

Michael V. Novinski
President and Chief Executive Officer

EMISPHERE TECHNOLOGIES, INC.

240 Cedar Knolls Road
Suite 200
Cedar Knolls, NJ 07927
_______________

PROXY STATEMENT
_______________

      GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of this Proxy Statement?

      This Proxy Statement (the “Proxy Statement”) and the Proxy Card (the “Proxy Card”) are made available and furnished to all stockholders of record of Emisphere Technologies, Inc., which we sometimes refer to as the “Company” or “Emisphere,” as of the close of business on March 7, 2008 in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Annual Meeting of Stockholders on Thursday, May 8, 2008 (the “Annual Meeting”).

      This Proxy Statement and form of Proxy will be available to be mailed to stockholders at their request on or about March 28, 2008. It will also be available for review on the Internet. The information included in the Proxy Statement relates to the proposal to be voted on at the Annual Meeting, the voting process, the compensation for directors and our most highly paid executive officers, and other required information. Copies of our 2007 Annual Report to Stockholders and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (the “2007 Fiscal Year”) are also available on the Internet and will be mailed at the request of a shareholder with a copy of this Proxy Statement, but are not incorporated herein by reference and should not be deemed to be part of the Proxy Statement.

Who can attend the Annual Meeting and who is entitled to vote?

      All stockholders of the Company as of March 7, 2008 (the “Record Date”), their authorized representatives and guests of Emisphere will be able to attend the Annual Meeting.

      All holders of record of Emisphere’s common stock, $0.01 par value per share, which we sometimes refer to as “Common Stock,” on the Record Date will be entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter properly brought before the meeting.

What proposals will be voted upon at the Annual Meeting?

      The Annual Meeting has been called to consider and take action on the following items:

1.

The election of the Director Nominees Mark H. Rachesky, M.D., Michael Weiser, M.D. and Michael V. Novinski as directors for a term expiring at the third succeeding annual meeting of stockholders after their election (Class III Directors); and

2.	The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

What are the Board of Directors’ voting recommendations with respect to the proposals to be voted at the Annual Meeting?

      The Board of Directors recommends a vote:

  “FOR” the election of the Class III Director Nominees as directors for the term expiring at the third succeeding annual meeting of stockholders after their election.

      If any other matter is properly presented at the Annual Meeting or any adjournments or postponements thereof, your proxy will be voted in accordance with the discretion of the person holding the proxy. At the time this Proxy Statement went to press, Emisphere knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

New One Page Notice of Internet Availability of Proxy Materials

      Pursuant to new rules recently adopted by the U.S. Securities and Exchange Commission, which we sometimes refer to as the “SEC”, we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our shareholders. All shareholders will have the ability to access the proxy materials on a website referred to in the Notice of Internet Availability or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability. In addition, shareholders may request to receive proxy materials in printed form by mail.

How do I vote in person?

      If you plan to attend the Annual Meeting on May 8, 2008, please bring proof of identification and the enclosed Proxy Card. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit, authorizing you to vote the shares.

How do I vote by proxy?

      If you are a registered holder as of the Record Date, you can vote your proxy via the Internet, by telephone, by mail or in person at the Annual Meeting on May 8, 2008.

      If you are a beneficial stockholder, you have the right to direct your broker or nominee on how to vote your shares. You should complete a voting instruction card which your broker or nominee is obligated to provide you. If you wish to vote in person at the Annual Meeting, you must first obtain from the record holder a proxy issued in your name.

How do I vote via the Internet?

      If you wish to vote via the Internet, follow the Internet voting instructions enclosed with the Notice of Internet Availability. A control number, located on the mailing, is designated to verify your identity and allow you to vote the shares and confirm that the voting instructions have been recorded properly.

How do I vote via telephone?

      If you wish to vote via telephone, use the toll-free telephone number enclosed with the Notice of Internet Availability and follow the voting instructions located on the mailing. A control number, located on the Proxy Card, is designated to verify your identity, allow you to vote the shares and confirm that the voting instructions have been recorded properly.

How do I vote my shares on the Proxy Card?

      If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the Proxy Card. Please review the voting instructions on the Proxy Card and read the entire text of the proposals. Please review the recommendation of the Board of Directors in the Proxy Statement prior to marking your vote.

      If your Proxy Card is signed and returned without specifying a vote or an abstention on a proposal, it will be voted according to the recommendation of the Board of Directors on that proposal. That recommendation is shown for each proposal on the Proxy Card.

What constitutes a quorum?

      As of the Record Date, 30,336,928 shares of Common Stock were outstanding. A majority of the total number of our outstanding shares present or represented by proxy constitutes a quorum for the purpose of adopting proposals at the Annual Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

Who counts the vote?

      Tabulation of proxies and the votes cast at the meeting are conducted by an independent agent appointed by Emisphere and certified by an independent inspector of elections.

May I revoke my proxy?

      You may revoke your Proxy at any time before it is voted at the Annual Meeting by: (i) giving timely written notice of the revocation to the Secretary of the Company; (ii) executing and delivering a Proxy with a later date; or (iii) voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

What vote is required to approve each proposal?

      A plurality of the votes cast at the Annual Meeting is required to elect the Director Nominees.

      At the Annual Meeting, abstentions will be counted as votes cast on proposals presented to stockholders, but broker non-votes will not be considered votes cast and the shares represented by broker non-votes with respect to any proposal will be considered present but not eligible to vote on such proposal. Withheld votes and broker non-votes will have no effect on the election of the Director Nominees, which is by plurality vote.

Who bears the cost of soliciting the proxies?

      We will pay all costs of preparing, assembling, printing and distributing the proxy materials. We may solicit proxies on behalf of the Board of Directors through the mail, in person, and by telecommunications. We will, upon request, reimburse brokerage firms and others for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock.

Where are Emisphere’s Executive Offices?

      Our principal executive offices are located at 240 Cedar Knolls Road, Suite 200, Cedar Knolls, NJ, 07927 and our telephone number is (973) 532-8000.

How can I get additional information about Emisphere?

      We will, upon written request of any stockholder, furnish without charge a copy of this Proxy Statement and our Annual Report on Form 10-K for the 2007 Fiscal Year, as filed with the SEC. Please address your requests to Emisphere Technologies, Inc., 240 Cedar Knolls Road, Suite 200, Cedar Knolls, NJ, 07927 Attention: Investor Relations. Electronic copies of this Proxy Statement and the Company’s Annual Report on Form 10-K for the 2007 Fiscal Year are located within the Investor Relations section of our website at www.emisphere.com and are also available at the SEC’s website at www.sec.gov. The contents of our website are not incorporated herein by reference and the website address provided in this Proxy Statement is intended to be an inactive textual reference only.

      If you are a beneficial owner and your shares are held in a stock brokerage account or by a bank or other nominee, please refer to the information provided by your broker, bank or nominee for instructions on how to elect to access future proxy statements and annual reports on the Internet. Most beneficial owners who elect electronic access will receive an e-mail message next year containing the Internet address for access to the Proxy Statement and Annual Report.

      Emisphere is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), which require that the Company’s Annual Report on Form 10-K, the Proxy Statement and other information be filed with the SEC. These filings may be inspected and copied at the public reference facilities of the SEC. Call (800) SEC-0330 for more information regarding public reference facilities. Copies of the material may also be obtained upon request and upon payment of the appropriate fee from the Public Reference Section of the SEC, 100F Street N.E., Room 1580, Washington, DC 20549. In addition, the SEC maintains a website at www.sec.gov that contains reports, proxy and information statements, as well as other information regarding registrants, including Emisphere, which file electronically with the SEC.

Householding of Annual Meeting Materials

      Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Notice of Internet Availability may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of the Proxy Materials and Annual Report to any stockholder upon written or oral request made to our Investor Relations Department, Emisphere Technologies, Inc., 240 Cedar Knolls Road, Suite 200, Cedar Knolls, NJ, 07927, telephone: (973) 532-8000. Any stockholder who wants to receive separate copies of the Notice of Internet Availability of Proxy Materials or any stockholder who is receiving multiple copies and would like to receive only one copy per household must make an election on the Internet, telephone or proxy card or contact the stockholder’s bank, broker, or other nominee record holder. Stockholders may also contact us at the above address and phone number with their election.

DIRECTORS AND EXECUTIVE OFFICERS

      Our business is overseen by the Board of Directors. It is the duty of the Board of Directors to oversee the Chief Executive Officer and other senior management in the competent and ethical operation of the Company on a day-to-day basis and to assure that the long-term interests of the stockholders are being served. To satisfy this duty, our directors take a proactive, focused approach to their position, and set standards to ensure that the Company is committed to business success through maintenance of the highest standards of responsibility and ethics. The Board of Directors is kept advised of our business through regular verbal or written reports, Board of Directors meetings, and analysis and discussions with the Chief Executive Officer and other officers of the Company.

      Members of the Board of Directors bring to us a wide range of experience, knowledge and judgment. Our governance organization is designed to be a working structure for principled actions, effective decision-making and appropriate monitoring of both compliance and performance.

      The Board of Directors has affirmatively determined that Dr. Stephen K. Carter, Mr. Howard M. Pack, Mr. John D. Harkey, Jr., Dr. Mark H. Rachesky, and Dr. Michael Weiser are independent directors within the meaning of Rule 4200 of the Marketplace Rules of the Nasdaq Stock Market, Inc. (“Nasdaq”). The independent directors meet in separate sessions at the conclusion of board meetings and at other times as deemed necessary by the independent directors, in the absence of Dr. Michael M. Goldberg, the sole non-independent director. Dr. Goldberg resigned from the Board of Directors effective March 11, 2008.

Committees of the Board of Directors

      The Board of Directors has established an audit committee, a compensation committee and a governance and nominating committee. Each of the committees of the Board of Directors acts pursuant to a separate written charter adopted by the Board of Directors. On February 12, 2007, the Board of Directors also established an executive committee consisting of Drs. Rachesky, Weiser and Carter, Mr. Pack and Mr. Harkey.

      The audit committee is currently comprised of Mr. Harkey (chairman), Mr. Pack and Dr. Weiser. All of the members of the audit committee are independent within the meaning of Rule 4200 of the Nasdaq. The Board of Directors has determined that Mr. Harkey is an “audit committee financial expert,” within the meaning of Item 401(h) of Regulation S-K. The audit committee‘s responsibilities and duties are summarized in the report of the audit committee and in the audit committee charter which is available on our website (www.emisphere.com).

      The compensation committee is currently comprised of Mr. Pack (chairman), Dr. Carter, and Dr. Rachesky. All members of the compensation committee are independent within the meaning of Rule 4200 of the Nasdaq, non-employee directors within the meaning of the rules of the Securities and Exchange Commission and “outside” directors within the meaning set forth under Internal Revenue Code Section 162(m). The compensation committee’s responsibilities and duties are summarized in the report of the compensation committee and in the compensation committee charter also available on our website.

      The governance and nominating committee is currently comprised of Dr. Rachesky (chairman), Dr. Carter and Mr. Pack. All members of the governance and nominating committee are independent within the meaning of Rule 4200 of the Nasdaq. The governance and nominating committee’s responsibilities and duties are set forth in the governance and nominating committee charter on our website. Among other things, the governance and nominating committee is responsible for recommending to the board the nominees for election to our Board of Directors and the identification and recommendation of candidates to fill vacancies occurring between annual stockholder meetings.

The table below provides membership information for each committee of the Board of Directors during 2007:

Governance
and
Name	Board	Executive	Audit	Compensation	Nominating
Howard M. Pack (1)	X	X	X	X*	X
Stephen K. Carter, M.D. (2)	X	X		X	X
John D. Harkey, Jr. (2)	X	X	X*
Michael M. Goldberg, M.D. (3)(4)	X
Mark H. Rachesky, M.D. (3)	X	X		X	X*
Michael Weiser, M.D. (3)	X	X	X
____________________

* Chair

(1)	Class II directors: Term as director is expected to expire in 2010

(2)	Class I directors: Term as director is expected to expire in 2009

(3)	Class III directors: Term as director is expected to expire in 2008

(4)	Dr. Goldberg resigned from the Board of Directors effective March 11, 2008

Meetings Attendance

      During the 2007 fiscal year, our Board of Directors held nine (9) meetings. Each director attended 75 percent or more of the aggregate number of Board of Directors meetings and committees of which he was a member that were held during the period of his service as a director.

      The executive committee met 1 time during the 2007 fiscal year.

      The audit committee met 4 times during the 2007 fiscal year.

      The compensation committee met 7 times during the 2007 fiscal year.

      The governance and nominating committee did not meet during the 2007 fiscal year.

      The Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company's annual meeting of stockholders, although it does encourage attendance by the directors.

Code of Conduct for Officers and Employees and Code of Business Conduct and Ethics for Directors

      The Company has a Code of Conduct that applies to all of our officers and employees as well as a Code of Business Conduct and Ethics that applies specifically to the members of the Board of Directors. The directors are surveyed annually regarding their compliance with the policies as set forth in the Code of Conduct for Directors. The Code of Conduct and the Code of Business Conduct and Ethics for Directors are available on the Corporate Governance section of our website at www.emisphere.com. The contents of our website are not incorporated herein by reference and the website address provided in this Proxy Statement is intended to be an inactive textual reference only. The Company intends to disclose on its website any amendment to, or waiver of, a provision of the Code of Conduct that applies to the Chief Executive Officer, Chief Financial Officer, or Controller. Our Code of Conduct contains provisions that apply to our Chief Executive Officer, Chief Financial Officer and all other finance and accounting personnel. These provisions comply with the requirements of a company code of ethics for financial officers that were promulgated by the SEC pursuant to the Exchange Act.

Stockholder Communications

      We have established an Investor Relations Office for all stockholder inquiries and communications. The Investor Relations Office facilitates the dissemination of accurate and timely information to our stockholders. In addition, the Investor Relations Office ensures that outgoing information is in compliance with applicable securities laws and regulations. All investor queries should be directed to our internal Director of Corporate Communications or our Corporate Secretary.

ELECTION OF DIRECTORS

      Nominations for the election of directors may be made by the Board of Directors or the governance and nominating committee. The committee did not reject any candidates recommended within the preceding year by a beneficial owner of, or from a group of security holders that beneficially owned, in the aggregate, more than five percent (5%) of the Company’s voting stock.

      Although it has no formal policy regarding stockholder nominees, the governance and nominating committee believes that stockholder nominees should be viewed in substantially the same manner as other nominees. Stockholders may make a recommendation for a nominee by complying with the notice procedures set forth in our by-laws. The governance and nominating committee will give nominees recommended by stockholders in compliance with these procedures the same consideration that it gives to any board recommendations. To date, we have not received any recommendation from stockholders requesting that the governance and nominating committee (or any predecessor) consider a candidate for inclusion among the committee's slate of nominees in the Company's proxy statement, and the Director Nominees have been nominated by the governance and nominating committee.

      To be considered by the committee, a Director nominee must have broad experience at the strategy/policy-making level in a business, government, education, technology or public interest environment, high-level managerial experience in a relatively complex organization or experience dealing with complex problems. In addition, the nominee must be able to exercise sound business judgment and provide insights and practical wisdom based on experience and expertise, possess proven ethical character, be independent of any particular constituency, and be able to represent all stockholders of the Company.

      The committee will also evaluate whether the nominee’s skills are complimentary to the existing board member’s skills, and the board’s needs for operational, management, financial, technological or other expertise; and whether the individual has sufficient time to devote to the interests of Emisphere. The prospective board member cannot be a board member or officer at a competing company nor have relationships with a competing company. He/she must be clear of any investigation or violations that would be perceived as affecting the duties and performance of a director

      The governance and nominating committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the board with skills and experience that are relevant to the business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If any member of the board does not wish to continue in service, or if the governance and nominating committee or the board decides not to nominate a member for re-election, the governance and nominating committee identifies the desired skills and experience of a new nominee and discusses with the board suggestions as to individuals that meet the criteria.

Compensation of Non-Employee Directors

      A director who is a full-time employee of the Company receives no additional compensation for services provided as a director. It is the Company’s policy to provide competitive compensation and benefits necessary to attract and retain high quality non-employee directors and to encourage ownership of Company stock to further align their interests with those of stockholders. The following represents the compensation of the non-employee members of the Board of Directors:

  Under the 2007 Stock Award and Incentive Plan, each non-employee director received, on the date of each regular annual stockholder’s meeting, a stock option to purchase 7,000 shares of our Common Stock. The stock options vest on the six month anniversary of the grant date provided the director continuously serves as a director from the grant date through such vesting date. Notwithstanding the foregoing, any director who holds any stock options granted before April 1, 2004 which remain unvested was ineligible to receive the annual 7,000-share stock option grant described in this paragraph unless and until all such prior options had vested. Stock options granted in 2007 have a stated expiration date of five years after the date of grant, and are subject to accelerated vesting upon a change in control of Emisphere. If the holder of an option ceases to serve as a director, all previously granted options may be exercised to the extent vested within six months after termination of directorship (one year if the termination is by reason of death), except that, after April 1, 2004 (unless otherwise provided in an option agreement), if a director becomes an “emeritus director” of Emisphere immediately following his Board service, the vested options may be exercised for six months after termination of service as an “emeritus director.” All unvested options expire upon termination of Board service.

  In recognition of the roles and responsibilities of the Board of Directors and current market data, the Board of Directors’ compensation includes an annual retainer of $20,000, half of which is payable in cash and the balance of which had been payable in shares of restricted stock granted under the Director Stock Plan on the date of each regular annual stockholders meeting, provided the director is an eligible director on that date. The number of shares of restricted stock was determined by dividing the cash portion of the annual board retainer by the closing price of the Common Stock on the grant date. The shares of restricted stock would vest on the date six months after the grant date provided the director continuously serves as a director from the grant date through such vesting date, subject to accelerated vesting upon a change in control of Emisphere.

  Additional committee and chairperson fees are paid as follows:

    $3,000 annual committee retainer paid quarterly;

    $1,000 per committee meeting fee, but only if the meeting exceeds 15 minutes and is not held on the same day as a board meeting; and

    An additional $500 payable to the chairperson of each committee for each committee meeting, but only if the meeting exceeds 15 minutes and is not held on the same day as a board meeting.

      For each board meeting attended prior to April 1, 2004, non-employee directors had the right to receive, under our Directors’ Deferred Compensation Stock Plan, shares of Common Stock, based on a fee of $1,000 and the closing price of the Common Stock on the date of the meeting (the “Annual Board Retainer”). Under that plan, Emisphere maintains a “share account” for each eligible director and is obligated to issue the shares within six months of a director’s retirement from the board or other termination as a director. Through January 31, 2004, Mr. Pack and Dr. Carter have 2,767 and 355 shares, respectively, in accordance with the Directors’ Deferred Compensation Stock Plan, which will be available to them following their termination of services to the Board of Directors.

DIRECTOR COMPENSATION TABLE - 2007

     The table below represents the compensation paid to our non-employee directors during the year ended December 31, 2007:

	Fees Earned		Option	All Other
	or Paid in	Stock Awards	Awards	Compensation
Name	Cash ($)	($) (1)	($) (1)	($)	Total ($)
Howard M. Pack	23,000	10,000	27,199	-	60,199
Stephen K. Carter, M.D.	16,000	10,000	29,610	-	55,610
John D. Harkey, Jr.	19,000	10,000	18,257	-	47,257
Michael M. Goldberg, M.D.	7,500	10,000	18,257	-	35,757
Mark H. Rachesky, M.D.	16,000	10,000	18,257	-	44,257
Michael Weiser, M.D.	17,000	10,000	18,257	-	45,257
____________________

(1)

The value listed in the above table represents the fair value of the options recognized as expense under FAS 123R during 2007, including unvested options granted before 2006 and those granted in 2007. Fair value is calculated as of the grant date using a Black-Scholes-Merton (“Black-Scholes”) option-pricing model. The determination of the fair value of share-based payment awards made on the date of grant is affected by our stock price as well as assumptions regarding a number of complex and subjective variables. Our assumptions in determining fair value are described in note 11 to our audited financial statements for the year ended December 31, 2007, included in our Annual Report on Form 10-K.

     The following table summarizes the aggregate number of option awards held by each director at December 31, 2007. There were no outstanding stock awards at December 31, 2007:

			Equity
			Incentive Plan
		Number of	Awards:
	Number of	Securities	Number of
	Securities	Underlying	Securities
	Underlying	Unexercised	Underlying
	Unexercised	Unearned	Unexercised	Option	Option
	Options (#)	Options (#)	Unearned	Exercise Price	Expiration
Name	Exercisable	Unexercisable	Options (#)	($)	Date
Howard M. Pack	21,000	-	-	41.06	4/28/2010
	35,000	-	-	13.00	5/10/2012
	21,000	-	-	2.89	4/28/2013
	7,000	-	-	8.97	5/26/2016
	7,000	-	-	3.76	4/20/2012
Stephen K. Carter, M.D.	28,000	7,000 (1)	-	5.75	12/11/2013
John D. Harkey, Jr.	7,000	-	-	8.97	5/26/2016
	7,000	-	-	3.76	4/20/2012
Michael M. Goldberg, M.D. (2)	7,000	-	-	3.76	4/20/2012
Mark H. Rachesky, M.D.	7,000	-	-	3.76	4/20/2012
Michael Weiser, M.D.	7,000	-		8.97	5/26/2016
	7,000	-		3.76	4/20/2012
____________________

(1)	7,000 exercisable on 12/11/2008

(2)

Dr. Goldberg previously served as Chairman and Chief Executive Officer. His employment was terminated on January 16, 2007. On April 26, 2007 the Board of Directors held a special hearing at which it was determined that Dr. Goldberg’s termination was for cause. On March 22, 2007, Dr. Goldberg, through counsel, filed a demand for arbitration asserting that his termination was without cause. Depending on the ultimate conclusion of this arbitration, Dr. Goldberg may be entitled to additional options granted when he was Chief Executive Officer. Accordingly, the outcome of the arbitration could also affect, among other items disclosed or discussed in this Proxy, the number of shares available for grant under the Company’s option plans. Dr. Goldberg resigned from the Board of Directors effective March 11, 2008.

SECURITIES AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY PLANS

     The following table provides information as of December 31, 2007 about the Common Stock that may be issued upon the exercise of options granted to employees, consultants or members of our Board of Directors under our existing equity compensation plans, including the 1991 Stock Option Plan, 1995 Stock Option Plan, 2000 Stock Option Plan, the 2002 Broad Based Plan, the 2007 Stock Award and Incentive Plan (collectively “the Plans”) the Stock Incentive Plan for Outside Directors and the Directors Deferred Compensation Plan:

	(a)		(c)
	Number of	(b)	Number of securities
	securities to be	Weighted	remaining available for
Plan Category	issued upon	average	future issuance under
	exercise of	exercise price	equity compensation plans
	outstanding	of outstanding	(excluding securities
	options	options	reflected in column (a))
Equity Compensation Plans Approved by Security Holders

The Plans	2,867,876	$8.73	2,023,493
Stock Incentive Plan for Outside Directors	156,000	13.38	-
Directors Deferred Compensation Plan	-	-	3,122

Equity Compensation Plans not approved by Security Holders (1)	20,000	14.84	-
Total	3,043,876	$9.01	2,026,615
____________________

(1)	Our Board of Directors has granted options which are currently outstanding for a former consultant. The Board of Directors determines the number and terms of each grant (option exercise price, vesting and expiration date). These grants were made on 7/12/2001, 7/12/2002 and 7/14/2003.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     At the close of business on the Record Date, there were approximately 30,336,928 shares of Common Stock outstanding and entitled to vote. The presence, either in person or by proxy, of persons entitled to vote a majority of our outstanding Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum. Abstentions are counted as if they were “no” votes in tabulations of the votes cast, whereas broker non-votes, are not considered as having voted for the purposes of determining the outcome of a vote. Holders of Common Stock have one vote for each share on any matter that may be presented for consideration and action by the stockholders at the Annual Meeting.

COMMON STOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS AND PRINCIPAL HOLDERS

Directors and Executive Officers

     The following table sets forth certain information, as of March 7, 2008, regarding the beneficial ownership of the Common Stock by (i) each director, including the Director Nominees; (ii) each Executive Officer; and (iii) all of our directors and Executive Officers as a group. The number of shares beneficially owned by each director or Executive Officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power (which includes power to vote, or direct the voting of, such security) or investment power (which includes power to dispose of, or direct the disposition of, such security). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options, warrants or convertible notes held by that person that are currently exercisable or convertible into Common Stock or will become exercisable or convertible into Common Stock within 60 days after March 7, 2008 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Unless otherwise indicated, all persons named as beneficial owners of Common Stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned:

	Common Shares	Common Shares	Percent
Name and Address (a)	Beneficially Owned (b)	Underlying Options	Of Class
Michael V. Novinski	525,000	500,000	1.7%
Michael R. Garone	-	-	*
Paul Lubetkin	-	-	*
Gary Riley, DVM, Ph.D.	-	-	*
Mark H. Rachesky, M.D.	10,764,896 (c)	6,096,874 (d)	29.55%
Michael M. Goldberg, M.D.(e)	261,218 (f)	26,849	*
Howard M. Pack	202,599	91,000	*
Stephen Carter, M.D.	36,824	28,000	*
Michael Weiser, M.D.	17,775	14,000	*
John D. Harkey, Jr.	17,775	14,000	*
All directors and executive officers as a group	11,826,087	6,770,723	31.87%

____________________

* Less than 1%

(a)	Unless otherwise specified, the address of each beneficial owner is c/o Emisphere Technologies, Inc., 240 Cedar Knolls Road, Suite 200, Cedar Knolls, New Jersey 07927.

(b)	The number of shares set forth for each Director and Executive Officer consists of direct and indirect ownership of shares, including stock options, deferred common share units, restricted stock and, in the case of Dr. Rachesky, shares of Common Stock that can be obtained upon conversion of convertible notes and exercise of warrants, as further described in footnote (c) below.

(c)	This number consists of:

o	4,668,022 Shares of Common Stock held for the accounts of the following entities:
  3,123,626 shares held for the account of MHR Capital Partners Master Account LP (“Master Account”)

  424,818 shares held for the account of MHR Capital Partners (100) LP (“Capital Partners (100)”)

  317,369 shares held for the account of MHR Institutional Partners II LP (“Institutional Partners II”)

  799,549 shares held for the account of MHR Institutional Partners IIA LP (“Institutional Partners IIA”)

  2,660 shares held directly by Mark H. Rachesky, M.D.
o	4,994,216 shares of Common Stock that can be obtained by the following entities upon conversion of the Convertible Notes, including 187,812 shares of Common Stock issuable to the following entities as payment for accrued but unpaid interest on the Convertible Notes since the most recent interest payment date (December 31, 2007) through the date that is 60 days after March 7, 2008:

  1,005,673 shares held by Master Account

  137,528 shares held by Capital Partners (100)

  1,094,255 shares held by Institutional Partners II

  2,756,760 shares held by Institutional Partners IIA

o	1,095,658 shares of Common Stock that can be obtained by the following entities upon exercise of warrants:

  836,896 held by Master Account

  115,961 held by Capital Partners (100)

  40,576 held by Institutional Partners II

  102,225 held by Institutional Partners IIA

o	7,000 shares of Common Stock that can be obtained by Dr. Rachesky upon the exercise of currently vested stock options at a price of $3.76 per share

MHR Advisors LLC (“Advisors”) is the general partner of each of Master Account and Capital Partners (100), and, in such capacity, may be deemed to beneficially own the shares of Common Stock held for the accounts of each of Master Account and Capital Partners (100). MHR Institutional Advisors II LLC (“Institutional Advisors II”) is the general partner of each of Institutional Partners II and Institutional Partners IIA, and, in such capacity, may be deemed to beneficially own the shares of Common Stock held for the accounts of each of Institutional Partners II and Institutional Partners IIA. MHR Fund Management LLC (“Fund Management”) is a Delaware limited liability company that is an affiliate of and has an investment management agreement with Master Account, Capital Partners (100), Institutional Partners II and Institutional Partners IIA, and other affiliated entities, pursuant to which it has the power to vote or direct the vote and to dispose or to direct the disposition of the shares of Common Stock reported herein and, accordingly, Fund Management may be deemed to beneficially own the shares of Common Stock reported herein which are held for the account of each of Master Account, Capital Partners (100), Institutional Partners II and Institutional Partners IIA. Dr. Rachesky is the managing member of Advisors, Institutional Advisors II, and Fund Management, and, in such capacity, may be deemed to beneficially own the shares of Common Stock held for the accounts of each of Master Account, Capital Partners (100), Institutional Partners II and Institutional Partners IIA.

(d)	This number consists of (i) 4,994,216 shares of Common Stock that can be obtained by Master Account, Capital Partners (100), Institutional Partners II and Institutional Partners IIA upon conversion of the Convertible Notes, (ii) 1,095,658 shares of Common Stock that can be obtained by Master Account, Capital Partners (100), Institutional Partners II and Institutional Partners IIA upon exercise of warrants, and (iii) 7,000 share of Common Stock that can be obtained by Dr. Rachesky upon the exercise of currently vested stock options at a price of $3.76 per share.

(e)	Michael M. Goldberg, M.D. resigned from the Board of Directors effective March 11, 2008.

(f)	This number consists of:

o	234,369 shares held as follows:

  135,123 shares held directly and indirectly by Michael M. Goldberg, M.D.

  99,246 shares held for the account of Montaur Capital

o	7,000 shares of Common Stock that can be obtained by Dr. Goldberg upon the exercise of currently vested stock options at a price of $3.76 per share

o	19,849 shares of Common Stock that can be obtained upon exercise of warrants by Montaur Capital

Principal Holders of Common Stock

      The following table sets forth information regarding beneficial owners of more than five (5%) percent of the outstanding shares of Common Stock as of March 7, 2008:

	Number of Shares
	Beneficially	Percent
Name and Address	Owned	Of Class (a)
Atticus Capital, LLC
152 West 57th Street, 45th Floor
New York, NY 10019	2,631,600 (b)	8.6%
Mark H. Rachesky, M.D.
40 West 57th Street, 24th Floor
New York, NY 10019	10,764,896 (c)	29.55%
____________________

(a)	Applicable percentage ownership is based on 30,336,928 shares of Common Stock outstanding as of March 7, 2008. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options, warrants or convertible notes held by that person that are currently exercisable or convertible into Common Stock or will become exercisable or convertible into Common Stock within 60 days after March 7, 2008 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person.

(b)	Information based on Amendment Number 3 to Schedule 13-D filed with the SEC on February 14, 2008.

(c)	This number consists of:

o	4,668,022 Shares of Common Stock held for the accounts of the following entities:

  3,123,626 shares held for the account of MHR Capital Partners Master Account LP (“Master Account”)

  424,818 shares held for the account of MHR Capital Partners (100) LP (“Capital Partners (100)”)

  317,369 shares held for the account of MHR Institutional Partners II LP (“Institutional Partners II”)

  799,549 shares held for the account of MHR Institutional Partners IIA LP (“Institutional Partners IIA”)

  2,660 shares held directly by Mark H. Rachesky, M.D.

o	4,994,216 shares of Common Stock that can be obtained by the following entities upon conversion of the Convertible Notes, including 187,812 shares of Common Stock issuable to the following entities as payment for accrued but unpaid interest on the Convertible Notes since the most recent interest payment date (December 31, 2007) through the date that is 60 days after March 7, 2008:

  1,005,673 shares held by Master Account

  137,528 shares held by Capital Partners (100)

  1,094,255 shares held by Institutional Partners II

  2,756,760 shares held by Institutional Partners IIA

o	1,095,658 shares of Common Stock that can be obtained by the following entities upon exercise of warrants:

  836,896 held by Master Account

  115,961 held by Capital Partners (100)

  40,576 held by Institutional Partners II

  102,225 held by Institutional Partners IIA

o	7,000 shares of Common Stock that can be obtained by Dr. Rachesky upon the exercise of currently vested stock options at a price of $3.76 per share

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation committee operates under a written charter adopted by the Board of Directors. The compensation committee charter can be found on our website at www.emisphere.com. The contents of our website are not incorporated herein by reference and the website address provided in this Proxy Statement is intended to be an inactive textual reference only.

     The compensation committee is responsible for the consideration of stock plans, performance goals and incentive awards, and the overall coverage and composition of the compensation arrangements related to executive officers. The compensation committee may delegate any of the foregoing duties and responsibilities to a subcommittee of the compensation committee consisting of not less than two members of the committee. The compensation committee has the authority to retain, at the expense of the Company, such outside counsel, experts and other advisors as deemed appropriate to assist it in the full performance of its functions. The Company’s Chief Executive Officer is involved in making recommendations to the compensation committee for compensation of executive officers (except for himself) as well as recommending compensation levels for directors.

     Our executive compensation program is administered by the compensation committee of the Board of Directors. The compensation committee, which is composed of non-employee independent directors, is responsible for reviewing with Company management and approving compensation policy and all forms of compensation for executive officers and directors in light of the Company’s current business environment and the Company’s strategic objectives. In addition, the compensation committee acts as the administrator of the Company’s stock option plans. The compensation committee’s practices include reviewing and establishing executive officers’ compensation to ensure that base pay and incentive compensation are competitive to attract and retain qualified executive officers, and to provide incentive systems reflecting both financial and operating performance, as well as an alignment with stockholder interests. These policies are based on the principle that total compensation should serve to attract and retain those executives critical to the overall success of Emisphere and should reward executives for their contributions to the enhancement of stockholder value.

     The Compensation Committee has reviewed the Compensation Discussion and Analysis presented herein under “Compensation Plans” with the management of the Company. Based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Form 10-K and Proxy Statement of the Company.

The Members of the Compensation Committee
Howard M. Pack (Chairman)
Stephen K. Carter, M.D.
Mark H. Rachesky, M.D.

AUDIT COMMITTEE REPORT

     The audit committee operates under a written charter adopted by the Board of Directors. The audit committee has reviewed the relevant standards of the Sarbanes-Oxley Act of 2002, the rules of the SEC, and the corporate governance listing standards of the Nasdaq regarding committee policies. The committee intends to further amend its charter, if necessary, as the applicable rules and standards evolve to reflect any additional requirements or changes. The updated audit committee charter can be found on our website at www.emisphere.com. The contents of our website are not incorporated herein by reference and the website address provided in this Proxy Statement is intended to be an inactive textual reference only.

     The audit committee is currently comprised of John D. Harkey, Jr., (chairman), Howard M. Pack and Michael Weiser, M.D. All of the members of the audit committee are independent within the meaning of Rule 4200 of the Nasdaq. The Board of Directors has determined that John D. Harkey, Jr. is an “audit committee financial expert,” within the meaning of Item 401(h) of Regulation S-K.

     Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal control over financial reporting. PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accountants, audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries in conformity with accounting principles generally accepted in the United States, and report on internal control over financial reporting. PwC reports to the audit committee as members of the Board of Directors and as representatives of the Company's stockholders.

     The audit committee meets with management periodically to consider the adequacy of the Company's internal control over financial reporting and the objectivity of its financial reporting. The audit committee discusses these matters with the appropriate Company financial personnel. In addition, the audit committee has discussions with management concerning the process used to support certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act to accompany the Company’s periodic filings with the SEC.

     On an as needed basis, the audit committee meets privately with PwC. The audit committee also appoints the independent registered public accounting firm, approves in advance their engagements to perform audit and any non-audit services and the fee for such services, and periodically reviews their performance and independence from management. In addition, when appropriate, the audit committee discusses with PwC plans for the audit partner rotation required by the Sarbanes-Oxley Act.

     Pursuant to its charter, the audit committee assists the board in, among other things, monitoring and reviewing (i) our financial statements, (ii) our compliance with legal and regulatory requirements and (iii) the independence, performance and oversight of our independent registered public accounting firm. Under the audit committee charter, the audit committee is required to make regular reports to the board.

     During the 2007 Fiscal Year, the audit committee of the Board of Directors reviewed and assessed:

  the quality and integrity of the annual audited financial statements with management, including issues relating to accounting and auditing principles and practices, as well as the adequacy of internal controls, and compliance with regulatory and legal requirements;

  the qualifications and independence of the independent registered public accounting firm; and

  management’s, as well as the independent auditor’s, analysis regarding financial reporting issues and judgments made in connection with the preparation of our financial statements, including those prepared quarterly and annually, prior to filing our quarterly reports on Form 10-Q and annual report on Form 10-K.

     The audit committee has reviewed the audited financial statements and has discussed them with both management and PwC, the independent registered public accounting firm. The audit committee has also discussed with management and PwC those matters requiring discussion by the Codification of Statements of Auditing Standards, AU § 380 (“SAS 61”) as currently in effect, including the independence of PwC. Additionally, the audit committee reviewed the written disclosures and the letter from PwC required by the Independence Standards board Standard No.1 (Independence Discussions with Audit Committees), as currently in effect. The audit committee also received reports from PwC regarding all critical accounting policies and practices used by the Company, any alternative treatments of financial information used, generally accepted accounting principles that have been discussed with management, ramifications of the use of alternative treatments and the treatment preferred by PwC and other material written communications between PwC and management, including management letters and schedules of adjusted differences.

     In making its decision to select PwC as Emisphere’s independent registered public accounting firm for 2008, the audit committee considers whether the non-audit services provided by PwC are compatible with maintaining the independence of PwC.

     Based upon the review and discussions referenced above, the audit committee, as comprised at the time of the review and with the assistance of the Company’s Chief Financial Officer, recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and be filed with the SEC.

The Members of the Audit Committee
John D. Harkey, Jr. (Chairman)
Howard M. Pack
Michael Weiser, M.D.

INDEPENDENT AUDITOR FEES

     The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of our annual financial statements for the years ended December 31, 2007 and December 31, 2006, and fees billed for other services rendered by PwC during the respective periods.

Types of Fees	2007	2006
Audit Fees (1)	$819,000	$958,556
Audit Related Fees (2)	-	35,000
Tax Fees (3)	-	2,500
All Other Fees (4)	98,230	186,750
____________________

(1)	Audit fees for 2007 and 2006 were for professional services rendered for the audit of the Company’s financial statements for the fiscal year, including attestation services required under Section 404 of the Sarbanes-Oxley Act of 2002, and reviews of the Company’s quarterly financial statements included in its Form 10-Q filings.

(2)	Audit-related fees include professional services related to the audit of our financial statements, such as consultation on accounting standards or transactions.

(3)	Tax fees are for professional services rendered for tax compliance, tax advice and tax planning.

(4)	All other fees are for services related to our registration statements on Form S-3 and S-8 and financing transactions.

     The audit committee has determined that the independent registered public accounting firm’s provision of non-audit services in 2007 is compatible with and does not impair the registered public accounting firm’s independence. All decisions regarding selection of independent registered public accounting firms and approval of accounting services and fees are made by our audit committee in accordance with the provisions of the Sarbanes-Oxley Act of 2002 and related SEC rules.

     The audit committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm; these services may include audit services, audit related services, tax services and other services. The committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm, where pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. For each proposed service, the independent auditor is required to provide detailed communication at the time of approval. The committee may delegate pre-approval authority to one or more of its members, who must report same to the Committee members at the next meeting. The audit committee, after discussion with PwC, agreed that any additional audit or tax service fees could be paid by us, subject to the pre-approval of the audit committee chairman.

     The Audit Committee intends to select PwC to serve as independent registered public accounting firm for the fiscal year ending December 31, 2008. PwC has served as Emisphere’s independent registered public accounting firm since November 1991.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary –

     The discussion that follows outlines the compensation awarded to, earned by or paid to the named executive officers of the Company including a review of the principal elements of compensation, the objectives of the Company’s compensation program, what the program is designed to reward and why and how each element of compensation is determined.

     In general, the Company operates in a marketplace where competition for talented executives is significant. The Company is engaged in the long-term development of its technology and of drug candidates, without the benefit of significant current revenues, and therefore its operations require it to raise capital in order to continue its activities. Our operations entail special needs and risks and require that the Company attempt to implement programs that promote strong individual and group performance and retention of excellent employees. The Company’s compensation program for named executive officers consists of cash compensation as base salary, medical, basic life insurance, long term disability, flexible spending accounts, paid time off, and defined contribution retirement plans as well as long term equity incentives offered through stock option plans. This program is developed in part by benchmarking against other companies in the biotechnology/pharmaceutical sectors, as well as by the judgment and discretion of our Board.

     Employee salaries are benchmarked against Radford survey information. Radford is, part of the Aon family of brands. For more than 30 years, Radford has been the leading provider of compensation market intelligence to the high-tech and life sciences industries. Radford emphasizes data integrity and online access to data, tools and resources, as well as client service geared towards life sciences. Radford includes more than 2,000 participating companies globally. Their services offer full compensation consulting, reliable, current data analysis and reporting, customized data for competitive insight, and web access to data via the Radford Network.

Discussion and Analysis –

     Objectives of the compensation and reward program – The biopharmaceutical marketplace is highly competitive and includes companies with far greater resources than ours. Our work involves the difficult, unpredictable, and often slow development of our technology and of drug candidates. Continuity of scientific knowledge, management skills, and relationships are often critical success factors to our business. The objectives of our compensation program for named executive officers is to provide competitive cash compensation, competitive health, welfare and defined benefit retirement benefits as well as long-term equity incentives that offer significant reward potential for the risks assumed and for each individual’s contribution to the long-term performance of the Company. Individual performance is measured against long-term strategic goals, short-term business goals, scientific innovation, regulatory compliance, new business development, development of employees, fostering of teamwork and other Emisphere values designed to build a culture of high performance. These policies and practices are based on the principle that total compensation should serve to attract and retain those executives critical to the overall success of Emisphere and are designed to reward executives for their contributions toward business performance that is designed to build and enhance stockholder value.

     Elements of compensation and how they are determined - The key elements of the executive compensation package are base salary (as determined by the competitive market and individual performance), the executive long term disability plan and other health and welfare benefits and long-term incentive compensation in the form of periodic stock option grants. The base salary (excluding payment for accrued but unused vacation) for the named executive officers for 2007 ranged from $230,000 for its Vice President and Chief Financial Officer to $550,000 for its President and Chief Executive Officer. In determining the compensation for each named executive officer, the Company generally considers (i) data from outside studies and proxy materials regarding compensation of executive officers at companies believed to be comparable, (ii) the input of other directors and the President and Chief Executive Officer (other than for his own compensation) regarding individual performance of each named executive officer and (iii) qualitative measures of Emisphere’s performance, such as progress in the development of the Company’s technology, the engagement of corporate partners for the commercial development and marketing of products, effective corporate governance, fiscal responsibility, the success of Emisphere in raising funds necessary to conduct research and development, and the pace at which the Company continues to advance its technologies in various clinical trials. Our board of directors and compensation committee’s consideration of these factors is subjective and informal. However, in general, it has determined that the compensation for executive officers should be competitive with market data reflected within the 50th-75th percentile of biotechnology companies for corresponding senior executive positions. 2007 compensation levels were set in 2006 and were based in part by information received from executive compensation consultants, Pearl Myer and Partners, based in New York, N.Y. Compensable factors benchmarked include market capitalization, head count and location. While the Company has occasionally paid cash bonuses in the past, there is no consistent annual cash bonus plan for named executive officers. When considering the compensation of the Company’s President and Chief Executive Officer, the Company receives information and analysis prepared or secured by the Company’s outside executive compensation experts and survey data prepared by human resources management personnel as well as any additional outside information it may have available.

     The compensation program also includes periodic awards of stock options. The stock option element is considered a long-term incentive that further aligns the interests of executives with those of our stockholders and rewards long-term performance and the element of risk. Stock option awards are made at the discretion of the Board of Directors based on its subjective assessment of the individual contribution of the executive to the attainment of short and long-term Company goals, such as collaborations with partners, attainment of successful milestones under such collaborations and other corporate developments which advance the progress of our technology and drug candidates. Option grants, including unvested grants, for our named executive officers range from 75,000 for our current Vice President and Chief Financial Officer, Vice President, General Counsel and Corporate Secretary and Vice President of Non-Clinical Development and Applied Biology to 1,000,000 for President and Chief Executive Officer as indicated in the accompanying tables. The only stock option grants to named executive officers in 2007 were made in connection retaining newly hired executives, including a new President and Chief Executive Officer, Vice President and Chief Financial Officer, Vice President of Non-Clinical Development, and Vice President, General Counsel and Corporate Secretary. With the exception of grants made to the Company’s President and Chief Executive Officer (described in Transactions with Officers and Directors), the Company’s policy with respect to stock options granted to executives is that grant prices should be equal to the fair market value of the Common Stock on the date of grant, that employee stock options should generally vest over a four or five-year period and expire in ten years from date of grant, and that options previously granted at exercise prices higher than the current fair market value should not be repriced. Once performance bonuses or awards are issued, there are currently no policies in place to reduce, restate or otherwise adjust awards if the relevant performance measures on which they are based are restated or adjusted. The Company has no policy to require its named executive officers to hold any specific equity interest in the Company. The Company does not offer its named executive officers any nonqualified deferred compensation, a defined benefit pension program or any post retirement medical or other benefits.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, provides that compensation in excess of $1,000,000 paid to the Chief Executive Officer or to any of the other four most highly compensated executive officers of a publicly held company will not be deductible for federal income tax purposes, unless such compensation is paid pursuant to one of the enumerated exceptions set forth in Section 162(m). The Company’s primary objective in designing and administering its compensation policies is to support and encourage the achievement of the Company’s long-term strategic goals and to enhance stockholder value. In general, stock options granted under the Company’s 2000 and 2007 Stock Option Plans are intended to qualify under and comply with the “performance based compensation” exemption provided under Section 162(m) thus excluding from the Section 162(m) compensation limitation any income recognized by executives at the time of exercise of such stock options. Because salary and bonuses paid to our Chief Executive Officer and four most highly compensated executive officers have been below the $1,000,000 threshold, the compensation committee has elected, at this time, to retain discretion over bonus payments, rather than to ensure that payments of salary and bonus in excess of $1,000,000 are deductible. The compensation committee intends to review periodically the potential impacts of Section 162(m) in structuring and administering the Company’s compensation programs.

     The Company has an employment contract with its current President and Chief Executive Officer, Michael V. Novinski as described under “Transactions with Executive Officers and Directors.” Mr. Novinski’s employment contract called for compensation and specific benefits that were negotiated at the time of execution, including expenses of an automobile up to $1,500 per month and reimbursement for life insurance up to $15,000 per year. These additional benefits are not offered to the other named executive officers. Mr. Novinski’s contract also called for an annual cash bonus up to $550,000 (based on a full calendar year). In accordance with the contract, the Compensation Committee awarded Mr. Novinski a performance bonus for 2007 of $357,123, payable in 2008, based on a review of his accomplishments through December 31, 2007, including the separation of prior management and retention of a new executive leadership team, reduction of expenses and personnel, establishment of new management processes, evaluation of the company’s pipeline and collaborations, completion of a registered shelf offering of common shares, selection of a new development program focused on the commercialization of Emisphere’s technology, and other specific accomplishments. Mr. Novinski’s Employment Contract allows for severance payments to Mr. Novinski in the event of certain terminations which call for payment of base salary plus bonus (depending on the circumstances) plus the continuity of health and life insurance benefits for specified time periods. In addition, certain unvested options would vest immediately upon such termination. The events which would trigger such payment by the Company are defined in the agreement.

SUMMARY COMPENSATION TABLE - 2007 and 2006

     The following table sets forth information regarding the aggregate compensation Emisphere paid during 2007 and 2006 to our Principal Executive Officer, our Principal Financial Officer, and the two other highest paid Executive Officers, as well as three other officers who would have been included had they been employed at the end of 2007:

					Option	All Other
Name and Principal		Salary	Bonus	Stock Awards	Awards	Compensation
Position	Year	($)	($)	($)	($) (2)	($)	Total ($)
Michael V. Novinski,
President and CEO (3)	2007	359,615	-	-	1,286,689	11,077(3)	1,657,381
Michael R. Garone,
VP and Chief Financial
Officer (4)	2007	78,731	-	-	21,530	-	100,261
Paul Lubetkin,
VP, General Counsel and
Corporate Secretary (5)	2007	81,731	-	-	18,679	20,833(5)	121,243
M. Gary I. Riley DVM,
PhD, VP of Non-Clinical
Development and
Applied Biology (6)	2007	40,769	-	-	14,283	45,060(6)	100,112
Lewis H. Bender,	2007	354,014(1)	-	-	424,756	22,677(7)	906,984
Former Chief
Technology Officer (7)	2006	317,366(1)	-	-	157,820	8,800(7)	483,986
Steve M. Dinh, Former	2007	220,137(1)	-	-	234,100	97,804(8)	552,041
VP of Research
Technology and
Development (8)	2006	280,721(1)	-	-	82,398	8,800(8)	371,919
Michael M. Goldberg,	2007	74,176(1)	-	-	-	43,873(9)	118,049
M.D., Former CEO (9)	2006	544,079(1)	-	-	730,320	62,327(9)	1,336,726
____________________

(1)	Includes payments for previously accrued vacation.

(2)

The value listed in the above table represents the fair value of the options recognized as expense under FAS 123R during 2007, including unvested options granted before 2006 and those granted in 2007. Fair value is calculated as of the grant date using a Black-Scholes-Merton (“Black-Scholes”) option-pricing model. The determination of the fair value of share-based payment awards made on the date of grant is affected by our stock price as well as assumptions regarding a number of complex and subjective variables. Our assumptions in determining fair value are described in note 11 to our audited financial statements for the year ended December 31, 2007, included in our Annual Report on Form 10-K.

(3)

Michael V. Novinski was appointed as President and Chief Executive Officer on April 6, 2007. All other compensation for Mr. Novinski represents an allowance for the use of a personal automobile, which is called for by our employment agreement with Mr. Novinski.

(4)	Michael R. Garone accepted the position as Vice President and Chief Financial Officer effective August 29, 2007.

(5)	Paul Lubetkin accepted the position as Vice President and General Counsel effective September 4, 2007. All other compensation for Mr. Lubetkin represents payments for relocation expenses.

(6)

M. Gary I. Riley, DVM, PhD, accepted the position as VP of Non-Clinical Development and Applied Biology effective November 6, 2007. All other compensation for Mr. Riley represents payments for relocation expenses.

(7)

Lewis H. Bender served as President and Chief Executive Officer from January 12, 2007 through Mr. Novinski’s appointment. Mr. Bender then served as Chief Technology Officer through December 7, 2007. Included in all other compensation for Mr. Bender in 2007 are severance payments of $13,677 and matching contributions made under a defined contribution plan available to substantially all employees of $9,000. Included in all other compensation for Mr. Bender in 2006 are $8,800 in matching contributions made under a defined contribution plan available to substantially all employees.

(8)

Steve M. Dinh served as VP of Research Technology and Development through August 31, 2007. Included in all other compensation from Mr. Dinh in 2007 are severance payments of $89,415 and matching contributions made under a defined contribution plan available to substantially all employees of $8,390 for 2007 and $8,800 for 2006.

(9)

On January 12, 2007, Dr. Goldberg was placed on leave and on January 16, 2007, Dr. Goldberg’s employment was terminated. Dr. Goldberg resigned from the Board of Directors effective March 11, 2008. Included in all other compensation for 2007 for Dr. Goldberg are $37,570 for payment of life insurance premiums, $3,900 for use of a company car and matching contributions made under a defined contribution plan available to substantially all employees of $2,403. Included in all other compensation for 2006 for Dr. Goldberg are $37,570 for payment of life insurance premiums, $7,800 for use of a company car, $8,157 for financial planning and matching contributions made under a defined contribution plan available to substantially all employees of $8,800. Amounts paid to Dr. Goldberg that are included in all other compensation were called for by his employment contract.

GRANTS OF PLAN-BASED AWARDS - 2007

     The following table sets forth information regarding grants of plan-based awards in 2007:

		All Other
		Option
		Awards:	Exercise or
		Number of	Base Price of	Grant Date
		Securities	Option	Fair Value of
		Underlying	Awards	Option
Name	Grant Date	Options (#)	($/Sh)	Awards
Michael V. Novinski (1)	4/6/07	500,000	3.19	1,524,655
	4/6/07	500,000	6.38	1,416,349
Michael R. Garone	8/29/07	75,000	4.03	258,358
Paul Lubetkin	9/4/07	75,000	4.37	280,180
M. Gary I. Riley DVM, PhD	11/6/07	75,000	4.02	257,097
Lewis H. Bender (2)	2/12/07	50,000	5.28	224,718
	6/7/07	50,000	4.17	178,568
____________________

(1)

At the time the grant was made to Mr. Novinski, only 373,501 shares were available for grant under the existing option plans. The remaining 626,499 options became available once the Company received shareholder approval for the 2007 Stock Award and Incentive Plan at its annual shareholders’ meeting on April 20, 2007. The dates used to value these option grants for FAS 123R is therefore April 6, 2007 and April 20, 2007.

(2)	Lewis H. Bender served as President and Chief Executive Officer from January 12, 2007 through April 6, 2007. He then served as Chief Technology Officer through December 7, 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END - 2007

     The following table sets forth information as to the number and value of unexercised options held by the Executive Officers named above as of December 31, 2007. There are no outstanding stock awards with executive officers:

			Equity Incentive
		Number of	Plan Awards:
	Number of	Securities	Number of
	Shares	Underlying	Securities
	Underlying	Unexercised	Underlying
	Unexercised	Unearned	Unexercised	Option	Option
	Options (#)	Options (#)	Unearned	Exercise Price	Expiration
Name and Principal Position	Exercisable	Unexercisable	Options (#)	($)	Date
Michael V. Novinski	125,000	375,000 (1)	-	$3.19	4/6/2017
President and CEO	125,000	375,000 (2)	-	$6.38	4/6/2017
Michael R. Garone
VP and Chief Financial Officer	-	75,000 (3)	-	$4.03	8/29/2017
Paul Lubetkin
VP, General Counsel and Corporate Secretary	-	75,000 (4)	-	$4.37	9/4/2017
M. Gary I. Riley DVM, PhD
VP of Non-Clinical Development
and Applied Biology	-	75,000 (5)	-	$4.02	11/6/2017
Lewis H. Bender	90,000	-	-	48.06	7/6/2010
Former Chief Technology Officer	60,000	-	-	13.88	3/22/2011
	30,000	-	-	3.28	7/8/2012
	24,000	6,000 (6)	-	2.99	5/15/2013
	10,400	15,600 (7)	-	4.82	11/22/2015
	12,500	37,500 (8)	-	5.28	2/12/2017
	-	50,000 (9)	-	4.17	6/7/2017
Michael M. Goldberg, M.D. (10) Former CEO	7,000	-	-	3.76	4/20/2017
Steve M. Dinh
Former VP of Research	30,000	-	-	48.06	7/6/2010
Technology and Development	20,000	-	-	13.88	3/22/2011
	25,000	-	-	3.28	7/8/2012
	30,000	-	-	2.99	5/15/2013
	30,000	-	-	4.82	11/22/2015
____________________

(1)	125,000 exercisable on each 4/6/2008, 4/6/2009 and 4/6/2010, respectively

(2)	125,000 exercisable on each 4/6/2008, 4/6/2009 and 4/6/2010, respectively

(3)	15,000 exercisable on each 8/29/2008, 8/29/2009, 8/29/2010, 8/29/2011 and 8/29/2012, respectively

(4)	15,000 exercisable on each 9/4/2008, 9/4/2009, 9/4/2010, 9/4/2011 and 9/4/2012, respectively

(5)	25,000 exercisable on each 11/6/2008, 11/6/2009 and 11/6/2010, respectively

(6)	6,000 exercisable on 5/15/2008

(7)	5,200 exercisable on each 11/22/2008, 11/22/2009 and 11/22/2010, respectively

(8)	12,500 exercisable on each 2/12/2008, 2/12/2009 and 2/12/2010, respectively

(9)	10,000 exercisable on each 6/7/2008, 6/7/2009, 6/7/2010, 6/7/2011 and 6/7/2012, respectively

(10)

Dr. Goldberg previously served as Chairman and Chief Executive Officer. His employment was terminated on January 16, 2007. On April 26, 2007 the Board of Directors held a special hearing at which it was determined that Dr. Goldberg’s termination was for cause. On March 22, 2007, Dr. Goldberg, through his counsel, filed a demand for arbitration asserting that his termination was without cause. Depending on the ultimate conclusion on the form of his termination, Dr. Goldberg may be entitled to additional options earned while he was Chief Executive Officer. Dr. Goldberg resigned from the Board of Directors effective March 11, 2008.

OPTION EXERCISES AND STOCK VESTED - 2007

     The following table sets forth information as to the exercises of options during 2007. There have been no stock awards made to executives, as such there was no vesting of stock awards.

	Option Awards
	Number of Shares
	Acquired on Exercise	Value Realized on
Name	(#)	Exercise ($)
Lewis H Bender(1)	2,592	1,303
Steve M. Dinh(2)	2,293	1,067

(1)	Lewis H. Bender employment with the Company ended on December 7, 2007.

(2)	Steve M. Dinh employment with the Company ended on August 31, 2007.

TRANSACTIONS WITH EXECUTIVE OFFICERS AND DIRECTORS

Employment Agreement with Michael V. Novinski, President and Chief Executive Officer

     On April 6, 2007, the Company entered into an Employment Agreement with Michael V. Novinski, setting forth the terms and conditions of his employment as President and Chief Executive of the Company. The Agreement is for a term of three years, renewable annually thereafter. Under the Agreement, Mr. Novinski will receive a base salary of $550,000 per year, less applicable local, state and federal withholding taxes. In addition, he will be eligible for an annual cash bonus up to $550,000 (based on a full calendar year). The amount of any such bonus payable for 2007 will be pro-rated for 2007 and based on individual performance in accordance with a bonus plan to be determined in the sole discretion of the Board of the Company. Mr. Novinski was granted options to purchase 1,000,000 shares of the Company’s Common Stock; the exercise price for 500,000 of the shares was $3.19, the fair market value of the Common Stock on the date of grant, and the exercise price for the remaining 500,000 shares is equal to two times the fair market value of the Common Stock on the date of grant. Twenty-five percent of the options vested on the date of grant; assuming continued employment, twenty-five percent will vest on the first, second, and third anniversaries of the date of grant.

     In addition, Mr. Novinski’s Employment Agreement provides that he will be provided (a) four weeks paid vacation, a car allowance of $18,000 per year (up to $1,500 per month), and reimbursement of up to $15,000 of life insurance payments per year. If Emisphere terminates Mr. Novinski without Cause or if Mr. Novinski terminates his employment for Good Reason (each capitalized term as defined in the Employment Agreement), subject to certain conditions, Mr. Novinski will be entitled to (a) payment of salary through the termination date, (b) payment of pro-rata bonus based on the target bonus for the year of termination, (c) payment equal to nine months of salary, (d) acceleration of the next two scheduled vesting dates of the above option grants, (all options will be accelerated in the event of a Change in Control as defined in the Employment Agreement), (e) continued participation in Emisphere’s health benefit plan for up to 12 months, and (f) payment of benefits or other amounts earned, accrued, or owning under Emisphere’s plans or programs.

     If Emisphere terminates Mr. Novinski’s employment due to Death or Long-Term Disability (each capitalized term as defined in the Employment Agreement), subject to certain conditions, Mr. Novinski will be entitled to (a) payment of salary through the termination date, (b) payment of pro-rata bonus based on the target bonus for the year of termination, (c) acceleration of the scheduled vesting dates of the above option grants, (d) continued participation in Emisphere’s health benefit plan for up to 12 months, and (e) payment of benefits or other amounts earned, accrued or owning under Emisphere’s plans or programs.

Agreement with M. Gary I. Riley, Vice President on Non-Clinical Development and Applied Biology

     The Company has an agreement with M. Gary I. Riley by which in the event that there is a Change in Control during executive's first twenty four months (two years) of employment at Emisphere resulting in termination of employment during that twenty four month period, a severance amount, equivalent to one year’s base salary (excludes bonus and relocation assistance) will be provided to the executive. In the event there is a Change in Control after executive's first twenty four months of employment, a severance amount, equivalent to six month’s base salary will be provided to him.

     In addition, in the event that there is a Change in Control during his employment at Emisphere resulting in termination of employment, subject to approval by the Board of Directors, he shall receive, in addition to the options already vested, immediate vesting of all remaining options as set forth in the Plan.

Employment Agreement with Michael M. Goldberg, former President and Chief Executive Officer

     On January 12, 2007, our former President and Chief Executive Officer, Michael M. Goldberg, M.D., was placed on leave and on January 16, 2007, Dr. Goldberg’s employment was terminated for Cause under his Employment Agreement, described below. Dr. Goldberg resigned from the Board of Directors effective March 11, 2008. Dr. Goldberg has commenced arbitration proceedings against the Company regarding the Board’s determination that his termination was for Cause.

     In April 2005, we entered into an Amended and Restated Employment Agreement with Dr. Goldberg. Pursuant to the terms of the amended and restated employment agreement, Dr. Goldberg was to serve as Chairman and Chief Executive Officer of Emisphere until July 31, 2007 unless he was earlier terminated in accordance with its terms (see above). Under the agreement, Dr. Goldberg was entitled to an annual salary of not less than $524,000. Also pursuant to the agreement, Dr. Goldberg was granted an option to purchase 200,000 shares of Common Stock. In addition, Dr. Goldberg was entitled to have the Company reimburse him for premiums of up to $50,000 per year for his life insurance, out-of-pocket expenses incurred in connection with personal financial planning and tax preparation up to a maximum of $15,000 per year, expenses of an automobile up to a maximum of $12,000 per year, and legal fees incurred by Dr. Goldberg in connection with the negotiation and documentation of the employment agreement and repayment of the loan described below, up to a maximum of $40,000.

     The employment agreement provides, among other things, that upon termination by Emisphere without Cause (as defined in the agreement) we will make monthly severance payments for a period of 18 months, each equal to one month’s base salary and target bonus. Dr. Goldberg will also receive a pro rata bonus for the year of termination and be entitled to continued health and life insurance coverage during the severance period (subject to cessation upon eligibility for such coverage from a subsequent employer). In addition, all unvested stock options and restricted stock awards will immediately vest in full upon such termination.

     The Company previously obtained a $3.2 million face amount, $37,570 annual premium policy for Dr. Goldberg (a “collateral assignment” split-dollar life insurance policy owned by Dr. Goldberg), and subsequently converted that policy to an “endorsement” split-dollar life insurance policy owned by the Company (with the beneficiary selected by Dr. Goldberg in the event of his death prior to a termination of service). The policy is governed by a revised split-dollar agreement that entitles the Company to surrender and terminate the policy or Dr. Goldberg to elect to have the policy rolled out to him following a termination of employment for any reason other than cause or death, provided that he pays to the Company in full the aggregate premiums it has paid on the policy.

Agreements with other former Officers

     The Company had an agreement with Steven M. Dinh, formerly VP of Research Technology and Development, by which in the event that there is a “Change in Control” resulting in his termination, or a material lessening in job responsibilities and he elects to terminate his employment within 6 months after such change, he shall receive, in addition to the options already vested, (a) a lump sum amount equal to his annual base salary at the time his employment ends, less applicable taxes and deductions; (b) immediate vesting of all remaining options as stipulated by the Plan; and (c) other benefits earned by him in accordance with Emisphere’s standard policies (i.e. accrued vacation). In addition, if Mr. Dinh is terminated for any reason other than cause, he will receive a lump sum amount equal to his annual base salary at the time his employment ends, less applicable taxes and deductions. Mr. Dinh was terminated on August 31, 2007. Pursuant to an Agreement and General Release, Mr. Dinh is receiving severance pay of $10,397 from September 3, 2007 through February 28, 2008, less lawful deductions, a portion of medical insurance premiums paid by Emisphere at same levels he had prior to separation, and certain outplacement services.

In addition, the vesting of certain options granted to Mr. Dinh was accelerated to be fully vested on August 31, 2007 and such options will remain exercisable for the term of such grants.

     The Company terminated Shepard Goldberg, Senior Vice President of Operations as of June 8, 2007. Pursuant to an Agreement and General Release, Mr. Goldberg received severance pay of $10,496 bi-weekly from June 11, 2007-December 31, 2007, less lawful deductions, a portion of medical insurance premiums paid by Emisphere at same levels he had prior to separation, and certain outplacement services. In addition, the vesting of certain options granted to Mr. Goldberg was accelerated to be fully vested on June 8, 2007 and such options will remain exercisable through March 30, 2008.

     The Company terminated Lewis H. Bender, Chief Technology Officer, as of December 7, 2007. Pursuant to an Agreement and General Release, Mr. Bender is receiving severance pay of $13,677 bi-weekly from December 10, 2007-June 6, 2008, less lawful deductions, a portion of medical insurance premiums paid by Emisphere at same levels he had prior to separation, and certain outplacement services. In addition, the all of Mr. Bender’s option agreements will continue in full force and effect in accordance with their original terms.

Director participation in August 2007 offering

     Mark H. Rachesky, M.D. is a director and member of the Company’s compensation committee. Dr. Rachesky is also the managing member of MHR Fund Management LLC, that is an affiliate of and has an investment management agreement with MHR Capital Partners (100) LP, MHR Capital Partners Master Account LP, MHR Institutional Partners II LP, and MHR Institutional Partners IIA LP (together “MHR”). MHR holds Convertible Notes issued by the Company that are due on September 26, 2012, bear interest at 11% and are secured by a first priority lien in favor of MHR Institutional Partners IIA LP on substantially all of our assets. On August 22, 2007, the Company completed the sale of 455,362 shares of Common Stock and warrants to purchase 91,073 shares of Common Stock, at a purchase price of $3.785 per unit, to MHR Institutional Partners II LP and MHR Institutional Partners IIA LP (the “MHR Offering”). The securities in the MHR Offering were offered by the Company pursuant to an effective shelf registration statement and a registration statement filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended. The total proceeds, before expenses, to the Company as a result of the MHR Offering was $1,713,545.

     At the time of the offering, Michael M. Goldberg, M.D. was a director of the Company. Dr. Goldberg is also the principal of Montaur Capital. On August 22, 2007, the Company completed the sale of 99,246 shares of its common stock and warrants to purchase 19,849 shares of its common stock, at a purchase price of $3.785 per unit, to Montaur Capital. The securities in the Montaur Capital Offering were offered by the Company pursuant to an effective shelf registration statement and a registration statement filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended. The total proceeds, before expenses, to the Company as a result of the MHR Offering was $375,646.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules of the Securities and Exchange Commission (the "SEC") require our directors, Executive Officers and persons who own more than 10% of Common Stock to file reports of their ownership and changes in ownership of Common Stock with the SEC. Our employees sometimes prepare these reports on the basis of information obtained from each director and Executive Officer. Based on written representations of the Company's directors and Executive Officers and on confirmation that no Form 5 was required to be filed, we believe that all reports required by Section 16(a) of the Exchange Act to be filed by its directors, Executive Officers and greater than ten (10%) percent owners during the last fiscal year were filed on time, except that late reports were filed by the following persons:

		Number of Transactions Not
Name	Number of Late Reports	Reported on a Timely Basis
Michael V. Novinski	1	1
Lewis H. Bender	1	1
Howard M. Pack	1	1
Stephen K. Carter, M.D.	1	1
John D. Harkey, Jr.	1	1
Michael M. Goldberg, M.D.	2	2
Mark H. Rachesky, M.D.	2	2
Michael Weiser, M.D.	1	1

RELATED PARTY TRANSACTION APPROVAL POLICY

     In February 2007, our Board of Directors adopted a written related party transaction approval policy, which sets forth our Company’s polices and procedures for the review, approval or ratification of any transaction required to be reported in our filings with the Securities and Exchange Commission. The Company’s policy with regard to related party transactions is that all material transactions non-compensation related are to be reviewed by the Audit Committee for any possible conflicts of interest. The Compensation Committee will review all material transactions that are related to compensation. All related party transactions approved by either the Audit Committee or Compensation Committee shall be disclosed to the Board of Directors at the next meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

(Item #1 on the Proxy Card)

     Our Board of Directors is currently comprised of six (6) members and is divided into three classes with staggered terms so that the term of one class expires at each annual meeting of stockholders.

     Each of our Class III directors whose term is expiring at the Annual Meeting has been nominated by the Board of Directors for election at the Annual Meeting for a term expiring at the third succeeding annual meeting of stockholders after his election and until his successor is duly elected and qualified. At the recommendation of our governance and nominating committee, Mark H. Rachesky, M.D., Michael M. Weiser, M.D., and Michael V. Novinski have been nominated for election.

     The proxies given pursuant to this solicitation will be voted, unless authority is withheld, in favor of the Director Nominees. The Director Nominees have consented to be named and, if elected, to serve. In the event that a Director Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies may be voted in the discretion of the persons acting pursuant to the proxy for the election of other nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Voting

     The Director Nominee receiving a plurality of the votes cast at the Annual Meeting will be elected as a director.

     The Board of Directors deems the election of Mark H. Rachesky, M.D., Michael M. Weiser, M.D., and Michael V. Novinski as directors for a term expiring at the third succeeding annual meeting of stockholders after their election (Class III Director) to be in the best interest of Emisphere and its stockholders and recommends a vote “FOR” his election.

Information Concerning Director Nominee, Continuing Directors and Executive Officers

     Information regarding the Director Nominee, those directors serving unexpired terms, and our current Executive Officers, all of who are currently serving open-ended terms, including their respective ages, the year in which each first joined the Company and their principal occupations or employment during the past five years, is provided below:

		Year
		Joined
Name	Age	Emisphere	Position with the Company
Michael V. Novinski	51	2007	President and Chief Executive Officer, Class III Director
			Nominee
Michael R. Garone	49	2007	Vice President and Chief Financial Officer
Stephen K. Carter, M.D.	70	2003	Class I Director
John D. Harkey, Jr.	47	2006	Class I Director
Howard M. Pack	89	1986	Class II Director
Mark H. Rachesky, M.D.	49	2005	Class III Director
Michael Weiser, M.D.	45	2005	Class III Director
Paul Lubetkin	57	2007	Vice President, General Counsel and Corporate Secretary
M. Gary I. Riley DVM, PhD	65	2007	Vice President of Non-Clinical Development and Applied
			Biology

     Michael V. Novinski joined Emisphere in 2007 as President and Chief Executive Officer. Immediately before joining the Company, Mr. Novinski was President and a member of the Board of Directors of Organon USA Inc., a business unit of Organon BioSciences Inc. Mr. Novinski served as Organon’s Director of Marketing beginning in 1992 and held several senior executive positions within Organon BioSciences prior to becoming President of Organon USA in 2003. Mr. Novinski earned a Bachelor’s degree with a major in Biology from Washington and Jefferson College in Washington, PA. He also studied under fellowship at the University of Pittsburgh Medical School, Department of Microbiology.

     Michael R. Garone joined Emisphere in 2007 as Vice President and Chief Financial Officer. Mr. Garone previously served as Interim Chief Executive Officer and Chief Financial Officer of Astralis, Ltd. (OTC BB: ASTR.OB) Mr. Garone spent 20 years at AT&T (NYSE: T), where he held several positions, including Chief Financial Officer of AT&T Alascom. Mr. Garone received a MBA from Columbia University and a BA in Mathematics from Colgate University, Hamilton, NY.

     Stephen K. Carter, M.D. has been a Director of the Company since 2003. From 1996-2000, Dr. Carter was the Senior Vice President of Clinical and Regulatory Affairs at Sugen, Inc. From 1995-1996, Dr. Carter served as a Senior Vice President of Research and Development at Boehringer Ingelheim Pharmaceuticals, Inc.; from 1990-1995, Dr. Carter served as Senior Vice President of Worldwide Clinical Research and Development at Bristol-Myers Squibb Co. (NYSE: BMS). Dr. Carter currently serves on the Board of Directors of Cytogen Corporation (NASDAQ: CYTO), Alfacell Corporation (NASDAQ: ACEL), Tapestry Pharmaceuticals, Inc. (NASDAQ: TPPH), Callisto Pharmaceuticals, Inc. (AMEX: KAL), Vion Pharmaceuticals, Inc. (NASDAQ: VION) and Celator.

     John D. Harkey, Jr. has been a Director of the Company since April 2006. Mr. Harkey is Chairman and Chief Executive Officer of Consolidated Restaurant Companies, Inc. Mr. Harkey currently serves on the Board of Directors and Audit Committees of Leap Wireless International, Inc. (NASDAQ: LEAP), Loral Space & Communications, Inc. (NASDAQ: LORL), Energy Transfer Partners, L.L.C. (NYSE: ETP) and Energy Transfer Equity, LP (NYSE: ETE). Mr. Harkey also serves on the President’s Development Council of Howard Payne University, the Executive Board of Circle Ten Council of the Boy Scouts of America and is a member of the Young Presidents’ Organization. Mr. Harkey obtained a B.B.A. in honors and a J.D. from the University of Texas at Austin and an M.B.A. from Stanford University School of Business.

     Howard M. Pack has served as a Director of the Company since our inception in 1986. He was Executive Vice President of Finance of Emisphere until he retired in October 1988.

     Mark H. Rachesky, M.D. has been a Director of the Company since 2005. Dr. Rachesky is the co-founder and President of MHR Fund Management LLC and affiliates, investment managers of various private investment funds that invest in inefficient market sectors, including special situation equities and distressed investments. From 1990 through June 1996, Dr. Rachesky was employed by Carl C. Icahn, initially as a senior investment officer and for the last three years as sole Managing Director of Icahn Holding Corporation, and acting chief investment advisor. Dr. Rachesky is currently the Non-Executive Chairman of the Board of Loral Space & Communications, Inc. (NASDAQ:LORL) and Leap Wireless International, Inc. (NASDAQ: LEAP) and is a member of the Board of Directors of Neose Technologies, Inc (NASDAQ: NTEC), and Nations Health, Inc. (NASDAQ: NHRX). Dr. Rachesky is a graduate of Stanford University School of Medicine and Stanford University School of Business. Dr. Rachesky graduated from the University of Pennsylvania with a major in Molecular Aspects of Cancer.

     Michael Weiser, M.D., Ph.D has been a Director of the Company since 2005. Dr. Weiser is the founder and co-chairman at Actin Biomed, a healthcare investment firm. Before joining Actin, Dr. Weiser was the Director of Research of Paramount BioCapital, Inc. Dr. Weiser completed his Ph.D. in Molecular Neurobiology at Cornell University Medical College and received his M.D. from New York University School of Medicine, where he also completed a Postdoctoral Fellowship in the Department of Physiology and Neuroscience. Dr. Weiser serves on the boards of Manhattan Pharmaceuticals, Inc. (OTCBB: MHA), Hana Biosciences, Inc. (AMEX: HNAB), Chelsea Therapeutics International Ltd. (OTCBB: CHTP), Ziopharm Oncology, Inc. (NASD ZIOP), VioQuest Pharmaceuticals, Inc. (OTCBB: VQPH) and several privately-held biotechnology companies.

     Paul Lubetkin joined Emisphere in 2007 as Vice President, General Counsel, and Corporate Secretary. Mr. Lubetkin previously served in a similar role at Aptuit, Inc., a contract research organization (2005-2006), Odyssey Pharmaceuticals, Inc., the specialty pharmaceuticals subsidiary of PLIVA, d.d. (2003-2005), CollaGenex Pharmaceuticals, Inc. (NASDAQ: CGPI) (2002-2003), PersonalPath Systems, Inc., a care management company (2000-2002), and Regeneron Pharmaceuticals, Inc. (NASDAQ: REGN) (1990-2000). He was also formerly a litigation partner of the law firm Kelley Drye & Warren LLP and served in the Enforcement Division of the SEC. He obtained a B.S. from the Medill School of Journalism, Northwestern University and a J.D. (with honors) from the University of Iowa.

     M. Gary I. Riley DVM, PhD joined Emisphere in November 2007 as Vice-President of Nonclinical Development and Applied Biology. He was previously Vice President of Toxicology and Applied Biology at Alkermes, Inc., Cambridge, MA, where he spent 14 years working in the field of specialized drug delivery systems. He holds board certifications in veterinary pathology and toxicology. He was previously employed as Director of Pathobiology at Lederle Laboratories and earlier in his career held positions as a veterinary pathologist in academia and industry.

PROPOSALS OF STOCKHOLDERS FOR 2009 ANNUAL MEETING

     Stockholders may submit proposals on matters appropriate for stockholder action at our annual stockholder meetings. To be considered for inclusion in next year’s proxy statement, stockholder proposals must be received by us at our principal executive office no later than December 12, 2008.

     For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at next year’s annual stockholder meeting (the “2008 Annual Meeting”), the stockholder must also give Emisphere written notice of the proposal. Our By-Laws provide that in order to be timely, a stockholders’ notice must be received by Emisphere at the principal executive offices not less than 30 days or more than 60 days prior to the meeting.

     Notice of intention to present proposals at the 2008 Annual Meeting should be addressed to: Corporate Secretary, Emisphere Technologies, Inc., 240 Cedar Knolls Road, Suite 200, Cedar Knolls, NJ 07927.

OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in their discretion.

     The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you intend to attend the meeting, please vote your shares by internet, by phone, or by signing the proxy and returning it in the enclosed envelope.

By order of the Board of Directors

Paul Lubetkin
Secretary

ATTN: INVESTOR RELATIONS 240 CEDAR KNOLLS ROAD SUITE 200 CEDAR KNOLLS, NJ 07927
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastem Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the Postage-paid envelope we have provided.

The Internet and Telephone voting facilities will close at 11:59 PM Eastern Time on Wednesday, May 7, 2008.

IF YOU HAVE VOTED OVER THE INTERNET OR BY TELEPHONE, THERE IS NO NEED FOR YOU TO MAIL BACK YOUR PROXY.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	EMTEC1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
EMISPHERE TECHNOLOGIES, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE ITEMS LISTED BELOW.

1. Election of Directors	For	Withhold

Nominees:

1a. Dr. Mark H. Rachesky	☐	☐

1b. Dr. Michael Weiser	☐	☐

1c. Mr. Michael V. Novinski	☐	☐

Vote on Proposal:

2.	The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign below, exactly as name or names appear(s) on this proxy. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, give full title. If more than one trustee, all should sign.

	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

240 CEDAR KNOLLS ROAD
SUITE 200
CEDAR KNOLLS, NJ 07927

THlS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Emisphere Technologies, Inc., a Delaware corporation ("Emisphere"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders ("Annual Meeting") and Proxy Statement with respect to the Annual Meeting to be held at the Westin Governor Morris, 2 Whippany Road, Morristown, New Jersey on Thursday, May 8, 2008 promptly at 10:00 AM Eastern Time, and hereby appoints Paul Lubetkin and Mike Garone as proxies with power of substitution and revocation, and with all powers that the undersigned would possess if personally present, to vote the Emisphere Common Stock of the undersigned at such meeting, and at any postponements or adjournments of such meeting, as set forth below, and in his discretion, upon any other business that may properly come before the meeting (and any such postponements or adjournments).

THlS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, FOR PROPOSAL 1, AND BY THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, AND AT ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THlS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE, OR VOTE THROUGH THE INTERNET OR THE TELEPHONE.

IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE